Exhibit 10.1

CLASS A NOTE

THIS NOTE DOES NOT EVIDENCE AN OBLIGATION OF OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE ISSUER, THE DEPOSITOR, THE SELLER, THE SERVICER, THE BACK-UP SERVICER, THE INDENTURE TRUSTEE, THE OWNER TRUSTEE, THE ADMINISTRATOR OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS NOTE (OR AN INTEREST THEREIN) BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (B) TO A PERSON THAT IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT AND (C) IN COMPLIANCE WITH THE REQUIREMENTS OF THE INDENTURE AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION. ANY SUCH SALE OR TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL BE VOID AB INITIO, AND WILL NOT

OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE INDENTURE TRUSTEE OR ANY INTERMEDIARY.

THIS NOTE MAY NOT BE ACQUIRED BY A PURCHASER OR TRANSFEREE FOR, OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR TO ANY SUBSTANTIALLY SIMILAR LAW (“SIMILAR LAW”) OR ANY ENTITY DEEMED TO HOLD THE PLAN ASSETS OF THE FOREGOING (“BENEFIT PLAN”), UNLESS THE PURCHASER OR TRANSFEREE REPRESENTS AND WARRANTS THAT THE ACQUISITION AND HOLDING OF THIS NOTE: (X) WILL NOT RESULT IN A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE WHICH IS NOT COVERED BY PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60, PTCE 96-23, THE NON-FIDUCIARY SERVICE PROVIDER EXEMPTION UNDER SECTION 408(b)(17) OF ERISA OR SOME OTHER APPLICABLE EXEMPTION AND (Y) WILL NOT RESULT IN A NON-EXEMPT VIOLATION OF ANY SUBSTANTIALLY SIMILAR APPLICABLE LAW. EACH INVESTOR IN THIS NOTE WILL BE DEEMED TO MAKE THE FOREGOING REPRESENTATIONS AND WILL FURTHER BE DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER THIS NOTE IN VIOLATION OF THE FOREGOING.

NEWTEK SMALL BUSINESS LOAN TRUST 2014-1

CLASS A NOTES

Initial Aggregate Class Principal

Amount of the Class A Notes:

$31,679,000

Original Class Principal Amount of this Note:

$31,679,000

Initial Note Interest Rate: 3.60625%

Initial Cut-off Date: October 31, 2014

Number: 1	CUSIP No.: 65252V AA7

NEWTEK SMALL BUSINESS LOAN TRUST 2014-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of THIRTY-ONE MILLION SIX HUNDRED SEVENTY-NINE THOUSAND DOLLARS AND NO/100 ($31,679,000) payable on each Payment Date in an amount equal to the result obtained by multiplying (A) the Percentage Interest evidenced by this Note (obtained by dividing the initial Class Principal Amount of this Note by the initial Class Principal Amount of all Class A Notes, both as specified above) and (B) the amount payable on such Payment Date in respect of principal of the Class A Notes pursuant to the Indenture dated as of December 3, 2014 (the “Indenture”), between the Issuer and U.S. Bank National Association, a national banking association, as Indenture Trustee (the “Indenture Trustee”); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the Payment Date occurring in April 2040 (the “Maturity Date”) or as otherwise specified in the Indenture. Capitalized terms used but not defined herein are defined in the Indenture and the Transfer and Servicing Agreement dated as of December 3, 2014, among the Issuer, Newtek Asset Backed Securities, LLC, as Depositor, Newtek Small Business Finance, Inc., as Servicer and Seller, and U.S. Bank National Association, as Indenture Trustee, Back-up Servicer, Administrator and Custodian, which agreements also contain rules as to construction that shall be applicable herein.

The Issuer will pay interest on this Note at a per annum rate equal to the Note Interest Rate, on the principal amount of this Note outstanding on the immediately preceding Payment Date (after giving effect to all payments of principal made on such preceding Payment Date) on each Payment Date until the principal of this Note is paid or made available for payment in full.

Payments on this Note will be made on the 25th day of each month or, if such a day is not a Business Day, then on the next succeeding Business Day, commencing in December 2014 (each, a “Payment Date”), to the Person in whose name this Note is registered at the close of business on the Business Day immediately preceding such Payment Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Note and the amount, if any, required to be distributed to all the Notes represented by this Note.

All sums distributable on this Note are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

NEWTEK SMALL BUSINESS LOAN TRUST 2014-1

By:	WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Name:
Title:

Dated:	December 3, 2014

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee,

By:
Name:
Title:

Dated:	December 3, 2014

NEWTEK SMALL BUSINESS LOAN TRUST 2014-1

This Note is one of a duly authorized issue of Notes of the Issuer, all issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. To the extent that any provision of this Note contradicts or is inconsistent with the provisions of the Indenture, the provisions of the Indenture shall control and supersede such contradictory or inconsistent provision herein. This Note is subject to all terms of the Indenture.

The Notes are, and will be, equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Payments to each Noteholder shall be made (i) by check mailed to the Person whose name is registered in the Note Register as the Holder of this Note (or one or more Predecessor Notes) as of the close of business on each Record Date or (ii) upon written request made to the Indenture Trustee at least five Business Days prior to the related Record Date, by wire transfer in immediately available funds to an account specified in writing by such Noteholder. The final payment in retirement of this Note shall be made only upon surrender of this Note to the Indenture Trustee at the office thereof specified in the notice to Noteholders of such final payment mailed prior to the Payment Date on which the final payment is expected to be made to the Holder thereof.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the books of the Indenture Trustee upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, all in accordance with the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. The Note Registrar’s signature guarantee requirements include membership or participation in the Securities Transfer Agent’s Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

The Notes shall be issued in registered form, in minimum principal amount denominations of $100,000 and integral multiples of $1,000 in excess thereof.

The Notes are subject to redemption in accordance with the Indenture and the Transfer and Servicing Agreement.

Each Noteholder, by acceptance of a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee, or the Owner Trustee in their respective individual capacities, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Operative Documents.

Each Noteholder, by acceptance of a Note, consents to and agrees to be bound by the terms and conditions of the Indenture and the Transfer and Servicing Agreement.

The Issuer, by entering into the Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, state and local income, single business and franchise tax purposes as representing indebtedness of the Issuer, unless and until otherwise provided by the Depositor.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, with the consent of the SBA and the Holders of not less than 66-2/3% of the Voting Interests of the Notes, by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into one or more supplemental indentures to the Indenture for the purposes and subject to the terms and conditions set forth in Section 9.02 of the Indenture.

The Transfer and Servicing Agreement may be amended from time to time by the Depositor, the Seller, the Issuer, the Servicer, the Back-up Servicer and the Indenture Trustee, without notice to or the consent of any of the Holders but with the consent of the SBA for the purposes and subject to the terms and conditions set forth in Section 8.03(a) of the Transfer and Servicing Agreement.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

THIS NOTE AND THE INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Operative Documents, none of the Issuer in its individual capacity, the Owner Trustee in its individual capacity, the Indenture Trustee in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The Holder of this Note by its acceptance hereof agrees that, except as expressly provided in the Operative Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                         , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:	*/

Signature Guaranteed:

*/

*/	NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.